October 3, 2025
Victory Pioneer Core Equity Fund
Supplement to the Summary Prospectus and Prospectus
each dated March 31, 2025, as in effect and as may be amended from time to time
The following information is effective as of November 1, 2025.
The following replaces similar information under the heading “Principal Investment Strategies” in the section entitled “Fund Summary”:
The Adviser uses a quality and valuation-conscious approach to select the Fund’s investments. The Adviser selects securities it believes are selling at reasonable prices or substantial discounts to their underlying values. A security may be sold if the Adviser’s assessment of company fundamentals deteriorates or the security price reaches its valuation target.
The Adviser evaluates a security’s potential value based on the company’s quality, growth, risk, and prospects for future economic profit growth. In making that assessment, the Adviser employs due diligence and fundamental research, and evaluates the issuer based on its financial statements and operations. The Adviser focuses on the quality and price of individual issuers, not on market-timing strategies.
The following replaces similar information under the heading “Principal Investment Strategies” in the section entitled “Additional Fund Information”:
The Adviser uses a quality and valuation-conscious approach to select the Fund’s investments. The Adviser selects securities it believes are selling at reasonable prices or substantial discounts to their underlying values. A security may be sold if the Adviser’s assessment of company fundamentals deteriorates or the security price reaches its valuation target.
The Adviser evaluates a security’s potential value based on the company’s quality, growth, risk, and prospects for future economic profit growth. In making that assessment, the Adviser employs due diligence and fundamental research, and evaluates the issuer based on its financial statements and operations. The Adviser focuses on the quality and price of individual issuers, not on market-timing strategies.
Factors for selecting investments include:
◼
Favorable expected economic returns relative to perceived risk
◼
Above average potential for economic profit growth
◼
Attractive market valuations relative to the Adviser’s estimate of the issuer’s intrinsic value
◼
A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.
34222-00-1025